Prepaid Royalties	6 Months Ended
Jun. 30, 2011
Prepaid Royalties [Abstract]
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Table Text Block]
Prepaid Royalties

Prepaid royalties represent amounts paid in advance to certain clients and are recoupable against future royalties earned by the clients. Advances are issued in either cash or stock and advance amounts are calculated based on the clients' projected earning potential over a fixed period of time. Advances issued in stock are recorded at the fair value on the date of issue. The Company did not have any guaranties outstanding at June 30, 2011.